SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                       ------------------


                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  July 17, 2006
                                                       --------------


                 COAST FINANCIAL HOLDINGS, INC.
           -----------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




          Florida                 000-50433           14-1858265
----------------------------   ----------------     --------------
(State or Other Jurisdiction   (Commission File     (IRS Employer
       Incorporation)                Number)        Identification
                                                        Number)




1301 - 6th Avenue West, Suite 300, Bradenton, Florida    34205
-----------------------------------------------------   --------
     (Address of Principal Executive Offices)          (Zip Code)




Registrant's telephone number, including area code: (941) 752-5900
                                                    --------------


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Item 1.01.  Entry into a Material Definitive Agreement.

      As disclosed previously, effective July 17, 2006, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), and Brian P. Peters, President and Chief Executive Officer of the Company, agreed to terminate their relationship and contemporaneously therewith the board of directors of the Company decided to extend the exercise period for all of Mr. Peters' outstanding stock options. Accordingly, each outstanding stock option issued to Mr. Peters has been amended, effective as of July 17, 2006, to extend his options for a period ending ten years after their initial issuance. A copy of the first amendment to each of such stock option agreements are attached as exhibits 99.1, 99.2 and
99.3 to this Current Report on Form 8-K and are incorporated herein by reference (the "Amended Stock Option Agreements"). The foregoing summary of the terms of each of the Amended Stock
Option Agreements are qualified in its entirety by reference to the complete text of the individual Amended Stock Option Agreements.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


Mr. Peters furnished to the Company a formal resignation from the boards of directors of both the Company and its subsidiaries effective as of July 17, 2006. A copy of the resignation is attached as exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     99.1      First Amendment to Incentive Stock Option
               Agreement granted August 13, 2002.

     99.2      First Amendment to Incentive Stock Option
               Agreement granted January 20, 2004.

     99.3      First Amendment to Incentive Stock Option
               Agreement granted October 11, 2005.

     99.4      Resignation of Mr. Peters










[Rest of Page Intentionally Blank.  Signature on Following Page.]


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.



Date:  July 20, 2006          By: /s/ Brian F. Grimes
                                 --------------------------------------
                                 Brian F. Grimes
                                 President and Chief Executive Officer








                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description
-----------         -----------

 99.1 First Amendment to Incentive Stock Option Agreement granted August 13, 2002.

 99.2 First Amendment to Incentive Stock Option Agreement granted January 20, 2004.

 99.3 First Amendment to Incentive Stock Option Agreement granted October 11, 2005.

 99.4    Resignation of Mr. Peters







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